Exhibit 10.4
                         Receivables Purchase Agreement




                                                    EXECUTION COPY


        PURCHASE AGREEMENT dated as of this March 1, 1997, by and between SAMCO ACCEPTANCE CORP. (the "Seller"), having its principal executive office at 8150 North Central Expressway, suite 600, Lock-Box 39, Dallas, Texas, and CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Suite 100, Irvine, California 92718.

        WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

        WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser.

        NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

        Terms not defined in this Agreement shall have the meaning set forth in the Pooling and Servicing Agreement (as hereinafter defined). As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

        "Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

        "Assignment" means the Assignment dated March 17, 1997, by the Seller to the Purchaser, relating to the purchase of the Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Agreement, which shall be in substantially the form attached hereto as Exhibit A.

        "Closing Date" means March 17, 1997.

        "Cutoff Date" means March 11, 1997.





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        "Obligor" means the purchaser or  co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

        "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1997, among CPS Receivables Corp., as seller, Consumer Portfolio Services, Inc., as originator of the Receivables and servicer, and Norwest Bank Minnesota, National Association, as trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

        "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

        "Receivable" means each retail installment sale contract for a Financed Vehicle originated by the Seller that appears on the Schedule of Receivables and all rights thereunder.

        "Receivables Purchase Price" means $7,336,846.59.

        "Schedule of Receivables" means the list of Receivables annexed hereto as Exhibit B.

        "Seller" means Samco Acceptance Corp., a [Texas] corporation, in its capacity as seller of the Receivables and the other Transferred Property relating thereto, and its successors and assigns.

        "Transferred Property" shall have the meaning specified in Section 2.1(a) hereof.

        "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.



                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

        2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Agreement), all of the Seller's right, title and interest in, to and under the Receivables and the other Transferred Property relating thereto. The conveyance to the Purchaser of the Receivables and other Transferred Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred Property and other

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property of the Purchaser  shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of California) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Receivables and the other Transferred Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing the repayment of amounts owed to the Purchaser from the Seller.


        (a) Transfer of Receivables. On the Closing Date, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller in and to (i) the Receivables listed in the Schedule of Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Transferred Property").

        (b) Receivables Purchase Price. In consideration for the Receivables and other Transferred Property described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the Receivables Purchase Price.

        2.2. The Closing. The sale and purchase of the Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019- 5820 on the Closing Date.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the Closing Date:

        (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

        (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

        (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

        (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

        (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement,

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mortgage,  deed of  trust,  or other  instrument  (other  than the  Pooling  and
Servicing Agreement); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

        3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the Closing Date:

                (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of [Texas], with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

                (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other Transferred Property conveyed to the Purchaser pursuant to Section 2.1, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

                (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor

                                            -5-



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        constitute  (with or without  notice or lapse of time) a default  under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument; nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                (vi) Fraudulent Conveyance. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

        (b) The Seller makes the following representations and warranties as to the Receivables and the other Transferred Property relating thereto on which the Purchaser relies in accepting the Receivables and the other Transferred Property relating thereto. Such representations and warranties speak as of the Closing Date, and shall survive the sale, transfer, and assignment of the Receivables and the other Transferred Property relating thereto to the Purchaser:

                (i) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or, if so, any such pledge has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such Receivable, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.


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



                (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the Receivables pursuant to this Agreement shall be "without recourse" except for the representations, warranties and covenants made by the Seller in this Agreement.


                                          ARTICLE IV

                                          CONDITIONS

        4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

                (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Schedule of Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

                (c) Receivable Files Delivered. The Seller shall have delivered the Receivable Files to the Purchaser or such other party as the Purchaser has designated on or prior to the Closing Date.

                (d) Documents to be delivered by the Seller at the Closing.

                        (i) The  Assignment.  At the  Closing,  the Seller  will
                execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                        (ii) Other  Documents.  On or prior to the Closing Date,
                the Seller shall deliver such other documents as the Purchaser may reasonably request.

        4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:


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



                (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                (b) Receivables Purchase Price. At the Closing Date, the Purchaser will deliver to the Seller the Receivables Purchase Price.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

        The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

        5.1.  Protection of Right, Title and Interest.

        (a) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

        (b) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or light-duty truck receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser unless such Receivable has been paid in full or repurchased.

        5.2. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

        5.3. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial

                                            -8-



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accounting  purposes) as a sale on all  relevant  books,  records,  tax returns, financial statements and other applicable documents.


                                          ARTICLE VI

                                   MISCELLANEOUS PROVISIONS

        6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

        6.2. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

        6.3. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

        6.4. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

        6.5. Governing Law. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        6.6. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



                    [Rest of page intentionally left blank.]

                                            -9-



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        IN WITNESS WHEREOF,  the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


CONSUMER PORTFOLIO SERVICES, INC.


By:
     Name:
     Title:



SAMCO ACCEPTANCE CORP.


By:
     Name:
     Title:

                                                             Exhibit A


                                   ASSIGNMENT

        For value received, in accordance with the Purchase Agreement dated as of March 1, 1997 between the undersigned (the "Seller") and Consumer Portfolio Services, Inc. (the "Purchaser") (the "Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement), all right, title and interest of the Seller in and to (i) the Receivables listed in the Schedule of Receivables attached hereto as Schedule 1 and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after March 11, 1997 (the "Cutoff Date") Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle Receivables and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

        This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

        THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

        IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of March 17, 1997.




SAMCO ACCEPTANCE CORP.



By:
     Name:
     Title:


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                                   Schedule 1

                             Schedule of Receivables




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